         This Prospectus Supplement dated November 1, 1997 supplants the
                     Supplement Dated July 15, 1997 to the:


Schwab Asset Director(R) - High Growth Portfolio prospectus dated April 30, 1997

The first through third paragraphs of the section of the prospectus titled "Organization and Management of the Funds - The Investment Manager" is hereby amended to read as follows:

"THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the Schwab mutual fund complex, which as of September 30, 1997, had aggregate net assets of in excess of $50 billion.

Geri Hom is the portfolio manager for the S&P 500 Fund and for the equity portions of the High Growth Fund. She joined Schwab in March 1995 as Fund Manager--Equities and currently manages the 5 Schwab index funds and the equity portions of the 3 Schwab Asset Director(R) funds with combined assets of over $1.7 billion. For 4 years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior 7 years, she was Vice President and Manager of the Domestic Equity Fund Management Group for Wells Fargo Nikko.

Kimon Daifotis is Vice President and Senior Portfolio Manager. He joined Schwab in October 1997 and is responsible for the day-to-day management of the bond and cash assets portions of the 3 Schwab Asset Director(R) funds. For five years prior to joining Schwab, he was employed by Lehman Brothers, most recently, as Vice President in fixed income institutional sales and, prior to that, Senior Portfolio Strategist. He is a Chartered Financial Analyst and graduated with a Masters in Business Administration from the University of Chicago. He received his Bachelor of Arts Degree in Economics from Claremont McKenna College."

The first sentence of the fourth paragraph is amended to read as follows.

"Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the overall operations of the Funds."